[MFS LOGO](R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                      MFS(R) STRATEGIC
                      VALUE FUND
                      SEMIANNUAL REPORT o JANUARY 31, 2001


            --------------------------------------------------------
                      MUTUAL FUND GIFT KITS (see page 30)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33



MFS ORIGINAL RESEARCH(R)

RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
RESEARCH DEPARTMENTS IN THE MUTUAL FUND                   ORIGINAL RESEARCH(SM)
INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE
THAN JUST CRUNCHING NUMBERS AND CREATING                          MFS
ECONOMIC MODELS: IT'S GETTING TO KNOW
EACH SECURITY AND EACH COMPANY PERSONALLY.                  MAKES A DIFFERENCE


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            NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Index, a commonly used measure of investment-grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

------------
(1)  Source: The Wall Street Journal, October 10, 2000.
(2) Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(3) For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.10%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(4) Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Kenneth J. Enright]
      Kenneth J. Enright

For the six months ended January 31, 2001, Class A shares of the fund returned 22.75%, Class B shares returned 22.66%, Class C shares returned 22.66%, and Class I shares returned 22.90%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return of 10.79% over the same period for the fund's benchmark, the Russell 1000 Value Index (the Russell Index). The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates relative to the companies in the Russell 1000 Growth Index. During the same period, the average multicap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 11.51%.

Q. WHAT FACTORS CAUSED THE FUND TO OUTPERFORM BOTH THE RUSSELL INDEX AND ITS LIPPER CATEGORY AVERAGE BY SUCH A WIDE MARGIN?

A. Four broad areas stand out. First was the fund's overweighted exposure to energy stocks. Within the energy sector, we had significant exposure to oil services, natural gas, and exploration and production companies, which produced the strongest results among the group. Second, in the financial services sector, it's a similar story -- overweighted exposure versus the benchmark and strong stock selection within the sector. Within the financial services sector we had small exposure to banks, which performed poorly during the period, and large holdings in life insurance, plus property and casualty insurance companies, annuity providers, and asset management companies, all of which benefited from accelerating earnings growth. Third, we had a significant underweighting in technology stocks. This was a boost given how difficult this past year has been for tech stocks. Finally, the fund had a significant exposure to companies that were acquired during the period. These mergers and acquisitions provided a nice boost to total return.

Q. ONE OF THE BIG QUESTIONS ON INVESTORS' MINDS NOWADAYS SEEMS TO BE, WILL VALUE STOCKS CONTINUE TO OUTPERFORM GROWTH STOCKS THIS YEAR? WHAT'S YOUR FEELING?

A. We try not to spend too much time looking at macroeconomic factors that we have little control over and that also tend to be short-term phenomena. We're bottom-up stockpickers focused on looking for companies with solid balance sheets, good earnings potential, and modest stock prices. We don't see a whole lot of value in the market right now, we still expect a lot of volatility, and we're a bit concerned about the market's overall earnings growth. However, we're hoping the Federal Reserve Board (the Fed) can get the economy back on track, and its lowering of interest rates should help. That said, we don't anticipate a quick snap back in economic growth, so we think there is still an opportunity for reasonably valued stocks with strong fundamental business prospects to outperform growth stocks. Despite the market's correction, in our view, there are still a lot of growth stocks with lofty valuations and high expectations for earnings growth that may continue to disappoint investors.

Q. GIVEN THE STRONG PERFORMANCE THE FUND PRODUCED DURING THE PAST SIX MONTHS, HOW HAVE YOU POSITIONED THE PORTFOLIO?

A. We've started to reduce positions in some of the financial services and energy stocks that have done really well for the fund. At the same time, we've very selectively started to look at some of the technology and telecommunications companies that have come down quite a bit. We certainly don't believe now is the time to overweight the fund's exposure to these sectors, but on a stock-by-stock basis we think some companies with very strong franchises have offered attractive valuations. In our view, Microsoft is a good example of a stock that we believe has been pushed below a fair market value given its market position and continued positive, albeit slower growth outlook. In the telecommunications area, we think the regional bell operating companies such as Sprint and Verizon have offered attractive valuations and positive growth outlooks.

Q. BESIDES INCREASING THE FUND'S EXPOSURE TO SOME OF THE TECHNOLOGY AND TELECOMMUNICATIONS STOCKS THAT HAVE BEEN BEATEN DOWN, WHAT OTHER STRATEGIES DID YOU INCORPORATE?

A. We increased positions in utilities such as Duke and Dominion Resources. In our view, these are both solid companies that experienced a lot of weakness in their stock prices partly due to worries over the California energy crisis. Another holding we've added to is NiSource, an emerging natural gas and electric utility. We think its recent acquisition of Columbia Gas will open up a lot of opportunities for the combined company to increase market share. In the late third quarter and early fourth quarter of 2000, retail stocks were really down in the dumps, and expectations were very low for the consumer, as investors were also very worried about the economy. At that time, given all the bad news that had been factored into stock prices, we took positions in a few retail companies because we felt they remained dominant players in the sector and had strong long-term growth outlooks. Late in the fourth quarter and early this year, investors began to realize that these stocks looked attractive and prices rebounded quickly. We've recently taken some profits in the retail sector given the sharp increases we experienced in January 2001.

Q. WHAT OTHER STOCKS PROVIDED A BOOST TO PERFORMANCE DURING THE PAST SIX MONTHS? WHICH DETRACTED FROM PERFORMANCE?

A. Due to continued strength in oil and gas prices, which drove increases in exploration and production, energy stocks such as Noble Drilling, Cooper Cameron and NiSource, all provided strong results for the portfolio. Coastal Corporation, another natural gas pipeline stock we owned, which was acquired by El Paso, provided a nice contribution to total return. In the financial services sector, the majority of our holdings performed well, but we also had a couple of stocks that merged, or were taken over by other financial companies. For example, our holding in Chase Manhattan performed well following its merger with J.P. Morgan.

    On the negative side, the fund had disappointing performance from W.W. Grainger, a provider of maintenance, repair, operating supplies, services, and related information to businesses and institutions. The stock was hurt as investors became concerned about the costs associated with W.W. Grainger's plans to reorganize and become more focused on its Internet business. We continue to like the stock because we believe its strategy could transform the company into one of the leading distribution companies in its sector. Another stock that detracted from our return but that we believe is one of the best-positioned media conglomerates in the world with strong growth prospects is Viacom. Despite our favorable outlook, Viacom's stock, along with the entire media group, has experienced weakness given concerns about declining advertising revenues.

Q. THE FUND HAS FAIRED VERY WELL IN A DIFFICULT MARKET FOR EQUITIES, DUE IN PART TO YOUR VALUE STYLE OF INVESTING. BUT ARE YOU BRACING THE FUND FOR BAD TIMES?

A. It's very difficult to predict whether things will get worse before they get better. In the near term, we think it could be a mistake to believe that suddenly everything will be fine because the Fed is lowering interest rates. Generally, it takes several months to a year before we begin to see the positive effects of interest rate reductions. As a result, we think earnings growth for a broad range of companies and industries may be tough to come by. While we'll be watching very closely to see investor reaction to economic news and the Fed's actions, our focus will remain to seek out companies with strong franchises, solid balance sheets, good earnings potential, and modest stock valuations.

    Respectfully,

/s/ Kenneth J. Enright

    Kenneth J. Enright
    Portfolio Manager

Note to Shareholders: Prior to December 29, 2000, the fund was available to MFS employees only and had limited assets.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   KENNETH J. ENRIGHT, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE PORTFOLIOS OF OUR MUTUAL FUNDS AND THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS.

   KEN JOINED MFS IN 1986 AS A RESEARCH ANALYST. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987 AND VICE PRESIDENT IN 1988. HE FOLLOWED BUSINESS SERVICES, COAL, NATURAL GAS, OIL, RETAIL STORE, AND SUPERMARKET STOCKS AS AN ANALYST PRIOR TO BEING NAMED PORTFOLIO MANAGER IN 1993. HE WAS NAMED SENIOR VICE PRESIDENT IN 1999.

   KEN IS A GRADUATE OF BOSTON STATE COLLEGE AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA)
   DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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   OBJECTIVE:                    SEEKS TO PROVIDE CAPITAL APPRECIATION.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:        MARCH 17, 1998

   CLASS INCEPTION:              CLASS A  MARCH 17, 1998
                                 CLASS B  DECEMBER 29, 2000
                                 CLASS C  DECEMBER 29, 2000
                                 CLASS I  MARCH 17, 1998

   SIZE:                         $2.8 MILLION NET ASSETS AS OF JANUARY 31, 2001

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2001

CLASS A

                                                6 Months     1 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +22.75%    +42.13%   +102.64%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --     +42.13%   + 27.83%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --     +33.96%   + 25.22%
--------------------------------------------------------------------------------

CLASS B

                                                6 Months     1 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +22.66%    +42.03%   +102.49%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --     +42.03%   + 27.80%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --     +38.03%   + 27.13%
--------------------------------------------------------------------------------

CLASS C

                                                6 Months     1 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +22.66%    +42.03%   +102.49%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --     +42.03%   + 27.80%
--------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                               --     +41.03%   + 27.80%
--------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, March
 17, 1998, through January 31, 2001.

CLASS I

                                                6 Months     1 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                         +22.90%    +42.27%   +102.10%
--------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --     +42.27%   + 27.71%
--------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, March
 17, 1998, through January 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

The portfolio may participate in the initial public offering (IPO) market, and the portfolio's past returns have been, and future portfolio returns may be, attributable in significant part to investments in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2001

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS                 18.5%
FINANCIAL SERVICES                         16.1%
ENERGY                                     11.9%
BASIC MATERIALS                            11.4%
TECHNOLOGY                                 10.3%

TOP 10 STOCK HOLDINGS

NISOURCE, INC.  3.5%                                 COOPER CAMERON CORP.  2.4%
Natural gas, electricity, and water utility company  Oil and gas production equipment manufacturer

FEDERAL HOME LOAN MORTGAGE CORP.  3.0%               AKZO NOBEL N.V.  2.3%
U.S. mortgage banker and underwriter                 Diversified Dutch chemical company

OWENS ILLINOIS, INC.  2.9%                           W.W. GRAINGER, INC.  2.2%
Glass containers and plastics packaging company      Maintenance, repair, and operating supplies and
                                                     services distributor
MICROSOFT CORP.  2.9%
Computer software and systems company                BaNK AMERICA CORP.  2.1%
                                                     Diversified banking and financial services
KROGER CO.  2.7%                                     company
Supermarket company
                                                     ALLTEL CORP.  2.1%
                                                     Wireline and wireless communications and
                                                     information services company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- January 31, 2001

Stocks - 86.4%
----------------------------------------------------------------------
ISSUER                                           SHARES          VALUE
----------------------------------------------------------------------
U.S. Stocks - 81.8%
  Aerospace - 2.3%
    Boeing Co.                                      340     $   19,890
    General Dynamics Corp.                          280         19,874
    United Technologies Corp.                       330         24,744
                                                            ----------
                                                            $   64,508
----------------------------------------------------------------------
  Automotive - 1.9%
    Delphi Automotive Systems Corp.                 740     $   10,922
    Ford Motor Co.                                  750         21,143
    Visteon Corp.                                 1,610         22,781
                                                            ----------
                                                            $   54,846
----------------------------------------------------------------------
  Banks and Credit Companies - 3.4%
    Bank America Corp.                            1,025     $   55,165
    PNC Financial Services Group Co.                545         40,341
                                                            ----------
                                                            $   95,506
----------------------------------------------------------------------
  Biotechnology - 0.5%
    Pharmacia Corp.                                 240     $   13,445
----------------------------------------------------------------------
  Business Machines - 1.0%
    International Business Machines Corp.           265     $   29,680
----------------------------------------------------------------------
  Cellular Telephones - 3.0%
    Motorola, Inc.                                1,280     $   29,197
    Telephone & Data Systems, Inc.                  360         37,980
    U.S. Cellular Corp.*                            280         18,662
                                                            ----------
                                                            $   85,839
----------------------------------------------------------------------
  Chemicals - 1.8%
    Eastman Chemical Co.                            140     $    6,539
    Rohm & Haas Co.                               1,240         44,516
                                                            ----------
                                                            $   51,055
----------------------------------------------------------------------
  Computer Hardware - Systems - 1.7%
    Compaq Computer Corp.                         1,610     $   38,173
    Georgia Gulf Corp.                              530          9,005
                                                            ----------
                                                            $   47,178
----------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Microsoft Corp.*                              1,395     $   85,182
----------------------------------------------------------------------
  Consumer Goods and Services - 1.9%
    Avery Dennison Corp.                            260     $   14,097
    Fortune Brands, Inc.                            980         31,370
    Gillette Co.                                    300          9,486
                                                            ----------
                                                            $   54,953
----------------------------------------------------------------------
  Containers - 4.1%
    Ivex Packaging Corp.*                         2,400     $   25,944
    Owens Illinois, Inc.*                        11,210         91,922
                                                            ----------
                                                            $  117,866
----------------------------------------------------------------------
  Electronics - 2.0%
    Analog Devices, Inc.*                           465     $   29,109
    Intel Corp.                                     720         26,640
                                                            ----------
                                                            $   55,749
----------------------------------------------------------------------
  Energy - 1.2%
    Devon Energy Corp.                              625     $   34,250
----------------------------------------------------------------------
  Entertainment - 3.6%
    Harrah's Entertainment, Inc.*                 1,375     $   40,397
    Infinity Broadcasting Corp., "A"*             1,220         39,955
    Viacom, Inc., "B"*                              410         22,632
                                                            ----------
                                                            $  102,984
----------------------------------------------------------------------
  Financial Institutions - 3.1%
    Freddie Mac                                   1,130     $   68,930
    Morgan Stanley Dean Witter & Co.                210         17,797
                                                            ----------
                                                            $   86,727
----------------------------------------------------------------------
  Financial Services - 1.2%
    J P Morgan Chase & Co.                          615     $   33,819
----------------------------------------------------------------------
  Gaming and Hotels - 0.9%
    MGM Mirage, Inc.                                840     $   24,486
----------------------------------------------------------------------
  Healthcare - 1.6%
    HCA-The Healthcare Co.                          700     $   26,187
    Community Health Care*                          825         20,675
                                                            ----------
                                                            $   46,862
----------------------------------------------------------------------
  Insurance - 7.8%
    Allstate Corp.                                  760     $   29,549
    American General Corp.                          230         17,503
    CIGNA Corp.                                     340         37,791
    Hartford Financial Services Group, Inc.         600         36,900
    Jefferson Pilot Corp.                           240         15,864
    Nationwide Financial Services, Inc., "A"        940         40,044
    Safeco Corp.                                    140          3,500
    The St. Paul Cos., Inc.                         840         40,337
                                                            ----------
                                                            $  221,488
----------------------------------------------------------------------
  Machinery - 4.8%
    Deere & Co., Inc.                               945     $   40,559
    Ingersoll Rand Co.                              610         27,029
    W.W. Grainger, Inc.                           1,770         69,703
                                                            ----------
                                                            $  137,291
----------------------------------------------------------------------
  Metals and Minerals - 2.0%
    Alcoa, Inc.                                     990     $   36,373
    Phelps Dodge Corp.                              420         19,488
                                                            ----------
                                                            $   55,861
----------------------------------------------------------------------
  Oil Services - 5.4%
    Cooper Cameron Corp.*                           880     $   56,523
    Diamond Offshore Drilling, Inc.                 270         10,932
    Kerr McGee Corp.                                500         32,330
    Noble Drilling Corp.*                           750         33,840
    Schlumberger Ltd.                               265         20,352
                                                            ----------
                                                            $  153,977
----------------------------------------------------------------------
  Oils - 2.9%
    Apache Corp.                                    380     $   21,888
    Occidental Petroleum Corp.                    2,588         58,773
    Transocean Sedco Forex, Inc.                     50          2,273
                                                            ----------
                                                            $   82,934
----------------------------------------------------------------------
  Railroads - 0.9%
    Burlington Northern Santa Fe Railway Co.        850     $   26,019
----------------------------------------------------------------------
  Retail - 1.3%
    Gap, Inc.                                     1,150     $   37,490
----------------------------------------------------------------------
  Supermarkets - 3.1%
    Kroger Co.*                                   2,450     $   60,147
    Safeway, Inc.*                                  540         27,362
                                                            ----------
                                                            $   87,509
----------------------------------------------------------------------
  Telecommunications - 8.1%
    Alltel Corp.                                  1,070     $   63,323
    CenturyTel, Inc.                                915         28,713
    Comcast Corp., "A"*                             840         35,962
    Lucent Technologies, Inc.                        30            558
    Sprint Corp.                                  1,550         38,440
    Verizon Communications                        1,175         64,566
                                                            ----------
                                                            $  231,562
----------------------------------------------------------------------
  Utilities - Electric - 4.9%
    Dominion Resources, Inc.                        685     $   42,333
    Duke Energy Corp.                               500         18,285
    NiSource, Inc.                                2,935         78,951
                                                            ----------
                                                            $  139,569
----------------------------------------------------------------------
  Utilities - Gas - 2.4%
    El Paso Energy Corp.                            750     $   47,175
    National Fuel Gas Co.                           380         19,954
                                                            ----------
                                                            $   67,129
----------------------------------------------------------------------
Total U.S. Stocks                                           $2,325,764
----------------------------------------------------------------------
Foreign Stocks - 4.6%
  Canada - 0.6%
    Nortel Networks Corp. (Telecommunications)      430     $   16,439
----------------------------------------------------------------------
  Finland
    Nokia Corp., ADR (Telecommunications)            20     $      687
----------------------------------------------------------------------
  Netherlands - 2.6%
    Akzo Nobel N.V. (Chemicals)                   1,010     $   48,844
    Royal Dutch Petroleum Co., ADR (Oils)           395         23,838
                                                            ----------
                                                            $   72,682
----------------------------------------------------------------------
  Switzerland - 1.4%
    Nestle S.A. (Food and Beverage Products)         10     $   21,229
    Novartis AG (Medical and Health Products)        11         18,662
                                                            ----------
                                                            $   39,891
----------------------------------------------------------------------
Total Foreign Stocks                                        $  129,699
----------------------------------------------------------------------
Total Stocks (Identified Cost, $2,176,793)                  $2,455,463
----------------------------------------------------------------------

Convertible Preferred Stock - 1.0%
----------------------------------------------------------------------
  United States - 1.0%
    Cox Communications, Inc., 7.75%
      (Identified Cost, $27,089)                    430     $   27,950
----------------------------------------------------------------------

Short-Term Obligation - 3.8%
----------------------------------------------------------------------
                                       PRINCIPAL AMOUNT
                                          (000 OMITTED)
----------------------------------------------------------------------
    New Center Asset Trust, due 2/01/01,
      at Amortized Cost                           $ 107     $  107,000
----------------------------------------------------------------------

Repurchase Agreement - 12.2%
----------------------------------------------------------------------
    Goldman Sachs, dated 01/31/01, total to be
      received $346,055 (secured by various U.S.
      Treasury and Federal Agency obligations in
      a jointly traded account), at Cost          $ 346     $  346,000
----------------------------------------------------------------------
Total Investments (Identified Cost, $2,656,882)             $2,936,413

Other Assets, Less Liabilities - (3.4)%                        (95,365)
----------------------------------------------------------------------
Net Assets - 100.0%                                         $2,841,048
----------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JANUARY 31, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,656,882)           $2,936,413
  Cash                                                                 187
  Foreign currency, at value (identified cost $70)                      64
  Receivable for fund shares sold                                  144,070
  Receivable for investments sold                                   30,536
  Interest and dividends receivable                                  2,496
                                                                ----------
      Total assets                                              $3,113,766
                                                                ----------
Liabilities:
  Payable for investments purchased                                272,614
  Payable to affiliates -
    Management fee                                                      55
    Miscellaneous fee                                                   49
                                                                ----------
      Total liabilities                                         $  272,718
                                                                ----------
Net assets                                                      $2,841,048
                                                                ==========
Net assets consist of:
  Paid-in capital                                               $2,563,331
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   279,522
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (3,460)
  Accumulated undistributed net investment income                    1,655
                                                                ----------
      Total                                                     $2,841,048
                                                                ==========
Class A shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $455,850 / 33,196 shares of
    beneficial interest outstanding)                             $13.73
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value)      $14.57
                                                                 ======
Class B shares:
  Net asset value, offering price, and  per share
    (net assets of $561,328 / 40,887 shares of beneficial
    interest outstanding)                                        $13.73
                                                                 ======
Class C shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $171,720 / 12,513 shares of
    beneficial interest outstanding)                             $13.72
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per
    share (net assets of $1,652,150 / 120,819 shares of
    beneficial interest outstanding)                             $13.67
                                                                 ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JANUARY 31, 2001
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                         $    2,279
    Dividends                                                            10,327
    Foreign taxes withheld                                                  (58)
                                                                     ----------
      Total investment income                                        $   12,548

  Expenses -
    Management fee                                                   $    5,136
    Shareholder servicing agent fee                                         682
    Distribution and service fee (Class A)                                  101
    Distribution and service fee (Class B)                                  113
    Distribution and service fee (Class C)                                   24
    Administrative fee                                                       85
    Custodian fee                                                         1,245
    Printing                                                             11,540
    Postage                                                                 327
    Auditing fees                                                         8,988
    Legal fees                                                            1,468
    Registration fees                                                    42,966
    Miscellaneous                                                         2,347
                                                                     ----------
      Total expenses                                                 $   75,022
    Reduction of expenses by investment adviser and distributor         (66,498)
                                                                     ----------
      Net expenses                                                   $    8,524
                                                                     ----------
        Net investment income                                        $    4,024
                                                                     ----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                          $  148,607
    Foreign currency transactions                                            41
                                                                     ----------
      Net realized gain on investments and foreign currency
        transactions                                                 $  148,648
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $  146,561
                                                                     ----------
      Net unrealized gain on investments ad foreign currency
        translation                                                  $  146,561
                                                                     ----------
        Net realized and unrealized gain on investments and
          foreign currency                                           $  295,209
                                                                     ----------
          Increase in net assets from operations                     $  299,233
                                                                     ==========
See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED             YEAR ENDED
                                                            JANUARY 31, 2001          JULY 31, 2000
                                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $    4,024             $    7,924
  Net realized gain on investments and foreign currency
    transactions                                                     148,648                 32,063
  Net unrealized gain on investments and foreign currency
    translation                                                      146,561                  6,099
                                                                  ----------             ----------
      Increase in net assets from operations                      $  299,233             $   46,086
                                                                  ----------             ----------
Distributions declared to shareholders -
  From net investment income (Class A)                            $     (476)            $     (765)
  From net investment income (Class I)                                (5,782)                (7,509)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (9,040)               (22,217)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                          (102,979)              (218,011)
In excess of net realized gain on investments and foreign
  currency transactions (Class A)                                          0                 (3,751)
In excess of net realized gain on investments and foreign
  currency transactions (Class I)                                          0                (36,813)
                                                                  ----------             ----------
      Total distributions declared to shareholders                $ (118,277)            $ (289,066)
                                                                  ----------             ----------
Net increase (decrease) in net assets from fund share
  transactions                                                    $1,492,324             $ (624,571)
                                                                  ----------             ----------
      Total increase (decrease) in net assets                     $1,673,280             $ (867,551)
Net assets:
  At beginning of period                                           1,167,768              2,035,319
                                                                  ----------             ----------
  At end of period (including accumulated undistributed net
    investment income of $1,655 and $3,889, respectively)         $2,841,048             $1,167,768
                                                                  ==========             ==========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                 SIX MONTHS ENDED        -------------------------------             PERIOD ENDED
                                                 JANUARY 31, 2001             2000                1999             JULY 31, 1998*
                                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $12.25             $14.25              $10.66              $10.00
                                                           ------             ------              ------              ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.03             $ 0.07              $ 0.05              $ 0.05
  Net realized and unrealized gain on investments
    and foreign currency                                     2.67               0.97                4.08                0.61
                                                           ------             ------              ------              ------
      Total from investment operations                     $ 2.70             $ 1.04              $ 4.13              $ 0.66
                                                           ------             ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                               $(0.06)            $(0.09)             $(0.04)             $ --
  From net realized gain on investments and foreign
    currency transactions                                   (1.16)             (2.52)              (0.50)               --
  In excess of net realized gain on investments and
    foreign currency transactions                            --                (0.43)               --                  --
                                                           ------             ------              ------              ------
      Total distributions declared to shareholders         $(1.22)            $(3.04)             $(0.54)             $ --
                                                           ------             ------              ------              ------
Net asset value - end of period                            $13.73             $12.25              $14.25              $10.66
                                                           ======             ======              ======              ======
Total return                                                22.75%++           10.16%              40.45%               6.70%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                               1.37%+             1.26%               1.27%               1.25%+
    Net investment income                                    0.62%+             0.62%               0.45%               1.22%+
Portfolio turnover                                             65%               142%                131%                 48%
Net assets at end of period (000 Omitted)                    $456               $105                $809                $585

  (S) Subject to reimbursement by the fund, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to December 1, 2000 the reimbursement fee was 1.25%. In addition, prior to December 1, 2000 the investment adviser and the distributor voluntarily waived their fees. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                $(0.51)            $(0.39)             $(0.26)             $(0.23)
        Ratios (to average net assets):
          Expenses##                                        11.05%+             5.13%               3.93%               8.58%+
          Net investment loss                               (9.06)%+           (3.25)%             (2.21)%             (6.10)%+
*   For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                              JANUARY 31, 2001*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $13.36
                                                                       ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.02
  Net realized and unrealized gain on investments and foreign
    currency                                                             0.35
                                                                       ------
      Total from investment operations                                 $ 0.37
                                                                       ------
Net asset value - end of period                                        $13.73
                                                                       ======
Total return                                                            22.66%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                           2.15%+
    Net investment income                                                1.93%+
Portfolio turnover                                                         65%
Net assets at end of period (000 Omitted)                                $561

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                            $(0.42)
        Ratios (to average net assets):
          Expenses##                                                    11.83%+
          Net investment loss                                           (7.75)%+
* For the period from the inception of Class B shares, December 29, 2000, through January 31, 2001.
+  Annualized.
++ Not annualized.
#  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                              JANUARY 31, 2001*
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $13.36
                                                                       ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.01
  Net realized and unrealized gain on investments and foreign
    currency                                                             0.35
                                                                       ------
      Total from investment operations                                 $ 0.36
                                                                       ------
Net asset value - end of period                                        $13.72
                                                                       ======
Total return                                                            22.66%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                           2.15%+
    Net investment income                                                1.37%+
Portfolio turnover                                                         65%
Net assets at end of period (000 Omitted)                                $172

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                            $(0.29)
        Ratios (to average net assets):
          Expenses##                                                    11.83%+
          Net investment loss                                           (8.31)%+
* For the period from the inception of Class C shares, December 29, 2000, through January 31, 2001.
+  Annualized.
++ Not annualized.
#  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                SIX MONTHS ENDED        -----------------------------                  PERIOD ENDED
                                                JANUARY 31, 2001              2000               1999                JULY 31, 1998*
                                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $12.19            $14.23             $10.65                 $10.00
                                                          ------            ------             ------                 ------

Income from investment operations# -
  Net investment income(S)                                $ 0.04            $ 0.07             $ 0.05                 $ 0.05
  Net realized and unrealized gain on investments
    and foreign currency                                    2.66              0.93               4.07                   0.60
                                                          ------            ------             ------                 ------
      Total from investment operations                    $ 2.70            $ 1.00             $ 4.12                 $ 0.65
                                                          ------            ------             ------                 ------

Less distributions declared to shareholders -
  From net investment income                              $(0.06)           $(0.09)            $(0.04)                $ --
  From net realized gain on investments and foreign
    currency transactions                                  (1.16)            (2.52)             (0.50)                  --
  In excess of net realized gain on investments and
    foreign currency transactions                           --               (0.43)              --                     --
                                                          ------            ------             ------                 ------
      Total distributions declared to shareholders        $(1.22)           $(3.04)            $(0.54)                $ --
                                                          ------            ------             ------                 ------
Net asset value - end of period                           $13.67            $12.19             $14.23                 $10.65
                                                          ======            ======             ======                 ======
Total return                                               22.90%++           9.89%             40.52%                  6.50%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                              1.21%+            1.26%              1.27%                  1.25%+
    Net investment income                                   0.55%+            0.59%              0.45%                  1.19%+
Portfolio turnover                                            65%              142%               131%                    48%
Net assets at end of period (000 Omitted)                 $1,652            $1,063             $1,226                   $166

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of the management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, prior to December 1, 2000 the investment adviser voluntarily waived its fees. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                               $(0.60)           $(0.36)            $(0.24)                $(0.25)
        Ratios (to average net assets):
          Expenses##                                       10.89%+            4.78%              3.58%                  8.23%+
          Net investment loss                              (9.13)%+          (2.93)%            (1.86)%                (5.78)%+
*  For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
+  Annualized.
++ Not annualized.
#  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices.Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Prior to December 1, 2000, the investment adviser was voluntarily waiving its fee.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. Prior to December 1, 2000, the reimbursement fee was 1.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 2001, aggregate unreimbursed expenses amounted to $132,439.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the six months ended January 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer. Prior to December 1, 2000 distribution and service fees under the Class A distribution plan were being waived.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended January 31, 2001, were $0, $400, and $68 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,038,613 and $925,616, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $2,716,492
                                                                   ----------
Gross unrealized appreciation                                      $  224,764
Gross unrealized depreciation                                          (4,843)
                                                                   ----------
    Net unrealized appreciation                                    $  219,921
                                                                   ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         SIX MONTHS ENDED JANUARY 31, 2001        YEAR ENDED JULY 31, 2000
                                         ---------------------------------   -----------------------------
                                                     SHARES         AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                          29,476       $393,607          2,945        $  39,889
Shares issued to shareholders in
  reinvestment of distributions                         683          8,732          2,449           26,453
Shares reacquired                                    (5,512)       (74,300)       (53,590)        (719,332)
                                                    -------       --------       --------       ----------
    Net increase (decrease)                          24,647       $328,039        (48,196)       $(652,990)
                                                     ======       ========        =======        =========

Class B shares
                                             PERIOD ENDED JANUARY 31, 2001*
                                         ---------------------------------
                                                     SHARES         AMOUNT
--------------------------------------------------------------------------
Shares sold                                          41,636       $561,804
Shares reacquired                                      (749)       (10,150)
                                                    -------       --------
    Net increase                                     40,887       $551,654
                                                     ======       ========

Class C shares

                                             PERIOD ENDED JANUARY 31, 2001*
                                         ---------------------------------
                                                     SHARES         AMOUNT
--------------------------------------------------------------------------
Shares sold                                          13,021       $176,712
Shares reacquired                                      (508)        (6,882)
                                                    -------       --------
    Net increase                                     12,513       $169,830
                                                     ======       ========

Class I shares

                                         SIX MONTHS ENDED JANUARY 31, 2001        YEAR ENDED JULY 31, 2000
                                         ---------------------------------   -----------------------------
                                                     SHARES         AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                          36,699       $489,302        115,948     $  1,385,106
Shares issued to shareholders in
  reinvestment of distributions                       8,537        108,755         24,402          262,318
Shares reacquired                                   (11,604)      (155,256)      (139,340)      (1,619,005)
                                                    -------       --------       --------       ----------
    Net increase                                     33,632       $442,801          1,010        $  28,419
                                                     ======       ========        =======        =========

* For the period from the inception of Class B and C shares, December 29, 2000, through January 31, 2001.

(6) Line of Credit
The fund and other affiliated fund participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating fund at the end of each quarter. The commitment fee allocated to the fund for the six months ended January 31, 2001, was $10. The fund had no borrowings during the six months.

MFS(R) Strategic Value Fund

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway & Barnes
(attorneys)                                              CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman,                              8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment adviser)                                     For service to speech- or hearing-impaired,
                                                         call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company                 this service, your phone must be equipped with
500 Boylston Street                                      a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges, or
DISTRIBUTOR                                              stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
W. Thomas London*
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) STRATEGIC VALUE FUND                                         ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MSV-3-3/01 2.3M 21/221/321/821